SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 October 6, 1998

                                 ---------------

                     Information Management Associates, Inc.
             (Exact name of registrant as specified in its charter)

                                   Connecticut
                 (State or Other Jurisdiction of Incorporation)


         001-13211                                        06-1289928
  (Commission File Number)                  (I.R.S. Employer Identification No.)



           One Corporate Drive, Suite 414, Shelton, Connecticut, 06484
               (Address of Principal Executive Offices) (Zip Code)


                                 (203) 925-6800
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

     Attached hereto as Exhibit 99.1 and incorporated herein by reference is the
press  release  issued  by   Information   Management   Associates,   Inc.  (the
"Registrant") on October 6, 1998.

     The following exhibit is filed as part of this report:

     99.1 Press Release dated October 6, 1998.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:    October 6, 1998         INFORMATION MANAGEMENT
                                      ASSOCIATES, INC.



                                      By:  /s/ Gary R. Martino
                                           ------------------------------------
                                           Name:    Gary R. Martino
                                           Title:   Chairman of the Board of
                                                    Directors, Chief Financial
                                                    Officer and Treasurer